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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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     Date of Report (Date of earliest event reported): September 21, 2001


                                 AMTRAN, INC.
            (Exact name of registrant as specified in its charter)


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        Indiana                      000-21642                 35-1617970
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

          Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of a press release announcing the receipt by Amtran, Inc. and American Trans Air, Inc. ("ATA") of a letter from Citicorp USA, Inc. and Salomon Smith Barney Inc. dated September 21, 2001 terminating their obligations under the Commitment Letter dated June 18, 2001, from Citicorp USA and Salomon Smith Barney to Amtran and ATA.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

  99.1    Press Release dated September 21, 2001.







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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           AMTRAN, INC.


Date: September 21, 2001                   By:    /s/  Kenneth K. Wolff
                                              ----------------------------------
                                           Name:  Kenneth K. Wolff
                                           Title: Executive Vice President & CFO








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                                 EXHIBIT INDEX


Exhibit No.              Description of the Exhibit
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99.1              Press Release dated September 21, 2001.








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